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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2003

                              FTI Consulting, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Maryland                      001-14875                52-1261113
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

             900 Bestgate Road, Suite 100, Annapolis, Maryland 21401
             (Address of Principal Executive Offices)   (ZIP Code)

        Registrant's telephone number, including area code (410) 224-8770

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Item 5.  Other Events and Required FD Disclosure.

        On February 5, 2003, FTI Consulting, Inc. issued two press releases filed herewith as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)    Financial Statements of Acquired Business.

                   None.

            (b)    Pro Forma Financial Information.

                   None.

            (c)    Exhibits.

                99.1   Press Release dated February 5, 2003, of FTI Consulting,
                       Inc.

                99.2   Press Release dated February 5, 2003, of FTI Consulting,
                       Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FTI CONSULTING, INC.



                                               By:  /s/ Theodore I. Pincus
                                                    ----------------------
                                                    Theodore I. Pincus
                                                    Executive Vice President and
                                                    Chief Financial Officer


Date:  February 6, 2003

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                                  EXHIBIT INDEX

  Exhibit                            Description

99.1        Press Release dated February 5, 2003, of FTI Consulting, Inc.

99.2        Press Release dated February 5, 2003, of FTI Consulting, Inc.

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